UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

CNH INDUSTRIAL N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-36085	98-1125413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cranes Farm Road, Basildon, Essex, SS14 3AD, United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

+44 2079 251964

Registrant’s telephone number including area code

N/A

(Former name, former address and former fiscal year, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value €0.01	CNH	New York Stock Exchange
3.850% Notes due 2027	CNH27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CNH Industrial N.V. (the “Company”) held its 2026 Annual General Meeting of shareholders (the “2026 AGM”) on May 8, 2026. As of the Company’s record date, April 10, 2026, the Company’s issued and outstanding share capital (excluding treasury shares) amounted to 1,239,950,537 common shares and 370,433,244 special voting shares, resulting in 1,610,383,781 outstanding voting shares. Each share carries one vote. No votes can be cast for any treasury shares. At the 2026 AGM, 94.44% of all outstanding voting shares of the Company were present or represented. The total number of voting rights at the 2026 AGM amounted to 1,504,800,261.

Set forth below are the voting results for each resolution submitted to a vote of the Company’s shareholders at the 2026 AGM. Each of the below proposals is described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2026 (the “2026 Proxy Statement”). In accordance with the Company’s Articles of Association, votes abstained and broker non-votes have not been calculated as part of the votes cast at the 2026 AGM.

Resolutions 1.A.- 1.I.: Appointment of the Executive Directors and Appointment of the Non-Executive Directors

All nominees to the Company’s Board of Directors (the “Board”) were re-appointed or appointed, as applicable, each to a one-year term. Voting results are set out in the table below.

Director	For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
Suzanne Heywood	1,458,263,017	98.27%	25,665,883	1.73%	1,483,928,900	1,834,071	19,037,290
Gerrit Marx	1,481,347,391	99.83%	2,485,682	0.17%	1,483,833,073	1,929,898	19,037,290
Elizabeth Bastoni	1,197,804,622	80.75%	285,542,961	19.25%	1,483,347,583	2,415,388	19,037,290
Howard W. Buffett	1,102,085,464	74.29%	381,306,394	25.71%	1,483,391,858	2,371,113	19,037,290
Karen Linehan	1,457,949,868	98.25%	25,925,835	1.75%	1,483,875,703	1,887,268	19,037,290
Alessandro Nasi	1,443,681,208	97.29%	40,186,649	2.71%	1,483,867,857	1,895,114	19,037,290
Richard Palmer	1,483,623,930	99.90%	1,441,580	0.10%	1,485,065,510	697,461	19,037,290
Lorenzo Simonelli	1,263,432,203	85.08%	221,593,604	14.92%	1,485,025,807	737,164	19,037,290
Vagn Sørensen	1,202,406,249	81.17%	278,892,245	18.83%	1,481,298,494	4,464,477	19,037,290

Resolutions 2.A.: Approval of Executive Compensation (“say-on-pay”) (advisory vote)

This resolution requested that shareholders approve the non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,426,609,219	96.08%	58,185,461	3.91%	1,484,794,680	968,291	19,037,290

Resolutions 2.B.: Approval of the Frequency of Future Say-on-Pay Votes (“say-on-frequency”) (advisory vote)

This resolution requested that shareholders vote, on an advisory basis, on whether future say-on-pay votes should occur every year, every two years, or every three years. The option of one year received the highest number of votes cast and was approved with the following vote:

1YR	2YR	3YR	Abstain	Broker Non-Vote
1,458,132,953	142,316	27,158,728	328,974	19,037,290

The Board considered the results of the advisory vote and determined that, consistent with the Board’s recommendation in the proxy statement for the 2026 AGM, the Company will continue to hold an advisory vote on executive compensation annually until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Resolutions 3.A.: Adoption of the 2025 Company Annual Financial Statements

The resolution requested that shareholders approve the adoption of the 2025 Company Annual Financial Statements (as defined in the 2026 Proxy Statement), and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,503,448,188	99.96%	550,375	0.04%	1,503,998,563	801,698	N/A

Resolutions 3.B.: Re-appointment of Independent Auditor for the Company’s Dutch Statutory Annual Accounts

This resolution requested that shareholders vote to re-appoint Deloitte Accountants B.V. as the independent auditor of the Company for the 2026 financial year for its Dutch statutory annual accounts, as required by Dutch law. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,500,969,130	99.77%	3,391,581	0.23%	1,504,360,711	439,550	N/A

Resolution 3.C.: Ratification of Selection of International Independent Registered Public Accounting Firm (advisory vote)

This resolution requested shareholders to ratify the re-appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit its U.S. GAAP financial statements for the 2026 financial year. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,500,983,140	99.78%	3,377,261	0.22%	1,504,360,401	439,860	N/A

Resolution 4.A.: Proposal of a Dividend for 2025

This resolution requested that shareholders vote to approve the proposed dividend payment of $0.10 per outstanding common share, and was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,503,051,826	99.90%	1,440,063	0.10%	1,504,491,889	308,372	N/A

Resolution 5: Discharge of the Executive Directors and the Non-Executive Directors of the Board During the Financial Year 2025 for the Performance of their Duties During 2025

This resolution requested that the executive and the non-executive directors be discharged in respect of the performance of their duties in the financial year ended on December 31, 2025, to the extent apparent from the Dutch Annual Report, including the Company Annual Financial Statements (each as defined in the 2026 Proxy Statement) and from disclosures and statements made during the 2026 AGM. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,481,535,659	99.80%	2,964,334	0.20%	1,484,499,993	1,262,978	19,037,290

Resolution 6.A.: Authorization to Issue New Shares and/or Grant Rights to Subscribe for Shares

This resolution requested that shareholders authorize the Board, for a period of 18 months beginning on May 8, 2026, to issue new shares and/or grant rights to subscribe for shares. The authorization is limited to 10% of the Company’s issued share capital as of the date of the 2026 AGM. The authorization may be used in connection with awards under the Company’s equity incentive plans, but may also serve other purposes, such as the funding of acquisitions. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,501,197,038	99.80%	3,043,668	0.20%	1,504,240,706	559,555	N/A

Resolution 6.B.: Authorization to Limit or Exclude Pre-Emptive Rights

This resolution requested that shareholders authorize the Board, for a period of 18 months beginning on May 8, 2026, to restrict or exclude shareholders’ pre-emptive rights in relation to the issue of shares or the granting of rights to subscribe for shares pursuant to the authorization under resolution 6.a.: This resolutions was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,495,310,194	99.41%	8,922,030	0.59%	1,504,232,224	568,037	N/A

Resolution 6.C.: Authorization to Repurchase Own Shares

This resolution requested that shareholders extend the current authorization of the Board to repurchase own shares for a period of 18 months, beginning on May 8, 2026, to acquire common shares in its own share capital on the New York Stock Exchange or through other means (including but not limited to derivatives, private, over-the-counter, or block trades or otherwise), subject to terms described in the 2026 Proxy Statement. This resolution was approved with the following vote:

For	%	Against	%	Votes Validly Cast Total	Abstain	Broker Non-Vote
1,500,441,775	99.82%	2,691,187	0.18%	1,503,132,962	1,667,299	N/A

Item 7.01.	Regulation FD Disclosure.

On May 8, 2026, the Company issued a press release announcing the voting results of the 2026 AGM. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	CNH Industrial’s press release dated May 8, 2026, titled “CNH announces voting results of 2026 Annual General Meeting and publishes 2025 Sustainability Report”

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNH INDUSTRIAL N.V.

By:	/s/ Britton Worthen
Name:	Britton Worthen
Title:	Chief Legal and Compliance Officer

Date: May 8, 2026